Excel Global, Inc.
                     816 South Robertson Boulevard
                         Los Angeles, CA 90035
                            Tel. 310 623-7505

Service Technology
1530 W. Formosa #10
Los Angeles, CA 90041

Att:  Michael Edelshtain

December 29, 2009

Dear Mr. Edelshtain,

This letter will serve as Termination notice by Excel Global Inc., canceling our contract entered into on November 28, 2007 for licensing of Service Technology software. The parties hereby agree to settle the closing of the contract for 10,000 shares of common stock of Excel Global Inc.

The parties agree that all previous terms and conditions under the contract of November 28 2007 are hereto forth null and void. Service Technology will have no further claims to Excel Global Inc. ad Excel Global will have no further claims to Service Technology.

The parties agree that in concluding their business dealings neither Excel Global nor Service Technology will have any outstanding obligations or financial claims.


/s/Betty Sytner                         /s/Michael Edelshtain
---------------------------------       ---------------------------
CEO                                     Founder, Service Technology